UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

VERSUM MATERIALS, INC.

(Name of Registrant as Specified In Its Charter)
MERCK KGAA

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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(3)
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SPECIAL MEETING OF STOCKHOLDERS
OF
VERSUM MATERIALS, INC.
TO BE HELD ON APRIL 26, 2019
PROXY STATEMENT
OF
MERCK KGAA
SOLICITATION OF PROXIES IN OPPOSITION TO
THE PROPOSED MERGER OF VERSUM MATERIALS, INC.
WITH AND INTO ENTEGRIS, INC.
This Proxy Statement (this “Proxy Statement”) and the enclosed GREEN proxy card are furnished by Merck KGaA, Darmstadt, Germany, a German corporation with general partners (Kommanditgesellschaft auf Aktien) (“we”, “our” or “us”), in connection with our solicitation of proxies to be used at the special meeting of stockholders of Versum Materials, Inc., a Delaware corporation (“Versum”), scheduled to be held at 8555 South River Parkway, Tempe, Arizona 85284 on April 26, 2019, beginning at 9:00 a.m., Mountain Standard Time, unless adjourned or postponed to a later date (the “Special Meeting”).
This Proxy Statement and the enclosed GREEN proxy card are first being mailed to Versum stockholders on or about March 25, 2019.
This solicitation is being made by Merck KGaA, Darmstadt, Germany and not by or on behalf of the Versum board of directors (the “Versum Board”).
Pursuant to this Proxy Statement, Merck KGaA, Darmstadt, Germany is soliciting proxies from holders of Versum common stock, par value $1.00 per share (“Versum common stock”), to vote “AGAINST” the following proposals: (1) to adopt the Agreement and Plan of Merger, dated as of January 27, 2019 (as it may be amended from time to time, the “Entegris Merger Agreement”), by and between Entegris, Inc. (“Entegris”) and Versum, pursuant to which Versum will merge with and into Entegris, with Entegris surviving the merger, and to approve the transactions contemplated thereby (the “Entegris Merger Proposal”), (2) to approve, on a non-binding, advisory basis, the compensation that will or may be paid to Versum’s named executive officers in connection with the transactions contemplated by the Entegris Merger Agreement (the “Compensation Proposal”), and (3) to approve the adjournment of the Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Entegris Merger Proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to Versum stockholders (the “Adjournment Proposal”) (each of  (1), (2) and (3), a “Special Meeting Proposal” and collectively, the “Special Meeting Proposals”).
The Entegris Merger Agreement contemplates that (1) Versum will merge with and into Entegris (the “Proposed Entegris Merger”), with Entegris surviving and continuing as the surviving corporation in the Proposed Entegris Merger, and (2) at the effective time of the Proposed Entegris Merger (the “Effective Time”), each outstanding share of Versum common stock (other than shares owned by Versum (excluding any such shares owned by a Versum benefit plan or held on behalf of third parties)) will be converted into the right to receive 1.120 shares of the common stock of Entegris (“Entegris common stock”), plus cash in lieu of any fractional shares that otherwise would have been issued. At the Effective Time, it is estimated in the Registration Statement on Form S-4 filed by Entegris with the United States Securities and Exchange Commission (the “SEC”) on March 20, 2019 (the “Entegris S-4”) that Entegris’ common stockholders will own approximately 52.5%, and Versum’s common stockholders will own approximately 47.5%, of the outstanding shares of common stock of the combined company on a fully diluted basis including exercisable options only.
The Entegris Merger Agreement and the transactions contemplated therein, including the Proposed Entegris Merger (the “Proposed Entegris Transaction”), as well as the Special Meeting Proposals, are described in more detail in the joint proxy statement/prospectus (the “Entegris/Versum Proxy Statement/

Prospectus”) contained in the Entegris S-4. According to the Entegris/Versum Proxy Statement/Prospectus, Versum has set April 2, 2019 as the record date for determining those Versum stockholders who will be entitled to vote at the Special Meeting (the “Record Date”), and the principal executive offices of Versum are located at 8555 South River Parkway, Tempe, Arizona 85284.
WE ARE DISTRIBUTING THIS PROXY STATEMENT IN ORDER TO URGE VERSUM STOCKHOLDERS TO VOTE “AGAINST” THE ENTEGRIS MERGER PROPOSAL, THE COMPENSATION PROPOSAL AND THE ADJOURNMENT PROPOSAL BECAUSE WE BELIEVE THE PROPOSED ENTEGRIS MERGER IS NOT THE BEST OPTION AVAILABLE TO THE VERSUM STOCKHOLDERS. WE BELIEVE THAT THE CONSIDERATION TO BE PAID UNDER THE PROPOSED ENTEGRIS MERGER IS INADEQUATE RELATIVE TO OUR PROPOSAL, AND OUR PROPOSAL IS A BETTER ALTERNATIVE.
On February 27, 2019, Merck KGaA, Darmstadt, Germany publicly announced its proposal to acquire all of the outstanding shares of Versum common stock for $48.00 per share in cash (the “Proposal” or our “Proposal”), subject to the negotiation of definitive documentation. The Proposal reflects an enterprise value for Versum of approximately $6 billion and an EV/FY 2018 EBITDA multiple of approximately 13.3x. The Proposal also represents a premium of 15.9% to the value per Versum share at the time of the Proposal and a premium of 51.7% to the undisturbed trading price per Versum share on the trading day prior to the announcement of the Proposed Entegris Transaction. For more information about our Proposal, please see the section in this Proxy Statement titled “Background of the Solicitation.”
On March 1, 2019, Versum issued a press release announcing that the Versum Board rejected our Proposal. On February 28, 2019, one day before announcing this decision, Versum also adopted a stockholder rights plan, commonly known as a “poison pill”, to give all Versum stockholders the right to purchase Versum stock at a substantially reduced price if a third party acquires 12.5% or more of Versum’s common stock. We remain committed to our Proposal and a transaction with Versum, as we believe Versum is a complementary fit for our long-term strategy and our Proposal will maximize value for Versum stockholders.
WE ARE SOLICITING PROXIES FROM VERSUM STOCKHOLDERS TO VOTE “AGAINST” THE ENTEGRIS MERGER PROPOSAL, THE COMPENSATION PROPOSAL AND THE ADJOURNMENT PROPOSAL. WE BELIEVE OUR $48.00 PER SHARE ALL-CASH PROPOSAL IS A SUPERIOR ALTERNATIVE FOR VERSUM STOCKHOLDERS BECAUSE, AMONG OTHER THINGS, IT PROVIDES GREATER AND MORE CERTAIN FINANCIAL VALUE THAN THE PROPOSED ENTEGRIS TRANSACTION BECAUSE IT IS ALL CASH. IF YOU WANT TO PRESERVE YOUR OPPORTUNITY TO ACCEPT OUR SUPERIOR PROPOSAL, VOTE “AGAINST” THE ENTEGRIS MERGER PROPOSAL, THE COMPENSATION PROPOSAL AND THE ADJOURNMENT PROPOSAL BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD TODAY OR VOTING BY INTERNET OR TELEPHONE. A VOTE “AGAINST” THE ENTEGRIS MERGER PROPOSAL WILL NOT OBLIGATE YOU TO VOTE YOUR SHARES IN FAVOR OF ANY DEFINITIVE AGREEMENT PROVIDING FOR OUR PROPOSAL (OR ANY OTHER PROPOSAL).
WE BELIEVE THAT A VOTE “AGAINST” THE ENTEGRIS MERGER PROPOSAL, THE COMPENSATION PROPOSAL AND THE ADJOURNMENT PROPOSAL WILL SEND A CLEAR MESSAGE TO THE VERSUM BOARD THAT YOU FIRMLY BELIEVE OUR PROPOSAL IS A SUPERIOR PROPOSAL, THAT YOU DO NOT WANT THE PROPOSED ENTEGRIS TRANSACTION TO BE COMPLETED, AND THAT THE VERSUM BOARD SHOULD INSTEAD ENGAGE IN GOOD FAITH WITH US TO NEGOTIATE AND EXECUTE A DEFINITIVE AGREEMENT WITH RESPECT TO OUR PROPOSAL. HOWEVER, WE ARE NOT ASKING YOU TO VOTE ON OUR PROPOSAL AT THIS TIME.
EVEN IF YOU HAVE ALREADY SENT A WHITE PROXY CARD TO VERSUM, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE PRIOR TO THE SPECIAL MEETING. ONLY YOUR LATEST-DATED PROXY COUNTS. WE URGE YOU TO PROMPTLY VOTE “AGAINST” THE ENTEGRIS MERGER PROPOSAL, THE COMPENSATION PROPOSAL AND THE

ADJOURNMENT PROPOSAL, BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF YOUR PROXY CARD IS MAILED IN THE UNITED STATES.
WE URGE YOU TO SEND THE VERSUM BOARD A CLEAR MESSAGE THAT A TRANSACTION WITH ENTEGRIS FOR A LOWER PREMIUM THAN REFLECTED IN OUR PROPOSAL IS NOT A DESIRED OUTCOME AND THAT THE VERSUM BOARD SHOULD TAKE ALL NECESSARY STEPS TO MAXIMIZE STOCKHOLDER VALUE AND ENGAGE IN GOOD FAITH WITH US. VOTE “AGAINST” THE ENTEGRIS MERGER PROPOSAL, THE COMPENSATION PROPOSAL AND THE ADJOURNMENT PROPOSAL TODAY.
IF YOUR SHARES ARE HELD THROUGH A BROKER, A BANK OR OTHER NOMINEES IN “STREET-NAME,” DELIVER THE ENCLOSED GREEN VOTING INSTRUCTION FORM IN THE ENVELOPE PROVIDED OR CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TO VOTE ON YOUR BEHALF AND TO ENSURE THAT A GREEN PROXY CARD IS SUBMITTED ON YOUR BEHALF. IF YOUR BROKER OR BANK OR CONTACT PERSON RESPONSIBLE FOR YOUR ACCOUNT PROVIDES FOR VOTING INSTRUCTIONS TO BE DELIVERED TO THEM BY INTERNET OR TELEPHONE, INSTRUCTIONS TO DO SO WILL BE INCLUDED ON THE ENCLOSED GREEN VOTING INSTRUCTION FORM.
If you have any questions or require any assistance in voting your shares of Versum common stock, please contact:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (800) 714-3312
Email: VSM@dfking.com

i

REASONS TO VOTE “AGAINST” THE SPECIAL MEETING PROPOSALS
Why should I vote against the Entegris Merger Proposal?
A vote “AGAINST” the Entegris Merger Proposal helps to preserve your opportunity to receive the higher $48.00 per share all-cash consideration provided by our Proposal and discourages the Versum Board from proceeding with the Proposed Entegris Transaction, which we believe offers inferior value for Versum stockholders.
Under our Proposal, all the shares of Versum common stock would be acquired for cash at a substantial premium. Our Proposal represents a premium of 15.9% to the value per Versum share at the time of the Proposal and a premium of 51.7% to the undisturbed trading price per Versum share on the trading day prior to announcement of the Proposed Entegris Transaction.
We believe that the value of the consideration to be received by Versum stockholders from the Proposed Entegris Transaction will be based solely on the future performance of a combination of Versum and Entegris, which is speculative and inherently uncertain. Future performance and the realization of potential synergies appear to depend largely on the ability of Versum and Entegris to successfully integrate various aspects of their businesses. As is clearly disclosed in the Entegris/Versum Proxy Statement/Prospectus, Entegris and Versum may not be able to realize the assumed benefits from combining their two businesses.
On March 1, 2019, a mere two days after we made our Proposal, the Versum Board rejected our Proposal without asking questions or providing explanations. Instead of engaging with us, the Versum Board adopted a “poison pill”, further restricting options for Versum stockholders.
Under the terms of the Entegris Merger Agreement, the Versum Board is only permitted to change its recommendation with respect to the Proposed Entegris Transaction or enter into an agreement with us prior to the adoption of the Entegris Merger Agreement by Versum stockholders. This means that if the Versum stockholders approve the Entegris Merger Proposal, our Proposal cannot be consummated unless the Entegris Merger Agreement is otherwise terminated. By voting “AGAINST” the Entegris Merger Proposal, you will help to preserve your opportunity to choose the higher and more certain per share cash consideration provided by our Proposal.
Why should I vote against the other Special Meeting Proposals?
We believe that the other Special Meeting Proposals are a group of related proposals whose purpose is to facilitate, or which are conditioned upon the completion of, the Entegris Merger Proposal, which we oppose. Therefore, we are soliciting proxies from Versum stockholders “AGAINST” such proposals. Versum stockholders should vote “AGAINST” the following Special Meeting Proposals for the reasons set forth below:
•
The Compensation Proposal:   We oppose the Compensation Proposal because the compensation of Versum’s executive officers as specified in the Compensation Proposal is conditioned upon the Proposed Entegris Merger, which we oppose. The purpose of this proposal is to demonstrate Versum stockholder support for compensation that would be paid to Versum management in connection with the Proposed Entegris Merger, so this proposal should not be approved if stockholders oppose the Entegris Merger Proposal. Accordingly, we recommend to vote “AGAINST” the Compensation Proposal.

•
The Adjournment Proposal:   We oppose the Adjournment Proposal because we believe that Versum should not have additional time to solicit proxies to vote for the Entegris Merger Proposal if it is unable to obtain the necessary votes for the approval of such proposal by the date of the Special Meeting. Accordingly, we recommend to vote “AGAINST” the Adjournment Proposal.

VOTE “AGAINST” THE ENTEGRIS MERGER PROPOSAL, THE COMPENSATION PROPOSAL AND THE ADJOURNMENT PROPOSAL BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

IF YOUR SHARES ARE HELD THROUGH A BROKER, A BANK OR OTHER NOMINEES IN “STREET-NAME,” DELIVER THE ENCLOSED GREEN VOTING INSTRUCTION FORM IN THE ENVELOPE PROVIDED OR CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT TO VOTE ON YOUR BEHALF AND TO ENSURE THAT A GREEN PROXY CARD IS SUBMITTED ON YOUR BEHALF. IF YOUR BROKER OR BANK OR CONTACT PERSON RESPONSIBLE FOR YOUR ACCOUNT PROVIDES FOR VOTING INSTRUCTIONS TO BE DELIVERED TO THEM BY INTERNET OR TELEPHONE, INSTRUCTIONS TO DO SO WILL BE INCLUDED ON THE ENCLOSED GREEN VOTING INSTRUCTION FORM.
DO NOT RETURN ANY WHITE PROXY CARD THAT YOU RECEIVE FROM VERSUM. EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY CARD FURNISHED BY VERSUM, YOU HAVE THE RIGHT, AND IT IS NOT TOO LATE, TO CHANGE YOUR VOTE BY INTERNET OR TELEPHONE OR BY SIMPLY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD. ONLY YOUR LATEST DATED PROXY COUNTS.
WE URGE YOU TO SEND THE VERSUM BOARD A CLEAR MESSAGE THAT A TRANSACTION WITH ENTEGRIS FOR A LOWER PREMIUM THAN REFLECTED IN OUR PROPOSAL IS NOT A DESIRED OUTCOME AND THAT THE VERSUM BOARD SHOULD TAKE ALL NECESSARY STEPS TO MAXIMIZE STOCKHOLDER VALUE AND ENGAGE IN GOOD FAITH WITH US. VOTE “AGAINST” THE ENTEGRIS MERGER PROPOSAL, THE COMPENSATION PROPOSAL AND THE ADJOURNMENT PROPOSAL TODAY.

BACKGROUND OF THE SOLICITATION
Merck KGaA, Darmstadt, Germany is a leading science and technology company which operates across healthcare, life sciences and performance materials with a market capitalization of approximately $47 billion and revenues of approximately $17 billion. In announcing a new performance materials business strategy in 2018, Merck KGaA, Darmstadt, Germany indicated a focus on the electronic materials market and identified the semiconductor business as a growth area.
The executive board of Merck KGaA, Darmstadt, Germany (the “Executive Board”) and its senior management regularly review and discuss the company’s performance, business strategy, future-growth prospects and competitive position in the industries in which it operates. In addition, the Executive Board and senior management regularly review and evaluate various strategic alternatives, including acquisitions, dispositions and other strategic transactions. The Executive Board has long been impressed by Versum’s strong commitment to R&D, its innovation-driven business model and the depth of its portfolio of products and services, which is also highly complementary to our performance materials business.
On January 28, 2019, Versum issued a press release announcing that it had entered into the Entegris Merger Agreement. The Entegris/Versum Joint Proxy Statement/Prospectus does not indicate that the Versum Board conducted any process to examine strategic alternatives prior to approving the Proposed Entegris Transaction.
As the Entegris Merger Agreement expressly contemplates that the Versum Board may change its recommendation in favor of the Proposed Entegris Transaction in the event it receives a superior proposal, Merck KGaA, Darmstadt, Germany decided to present the Versum Board with an all-cash proposal that would deliver superior value for Versum stockholders.
On February 27, 2019, Dr. Stefan Oschmann placed a call to Mr. Seifollah Ghasemi, chairman of the Versum Board, to inform him of Merck KGaA, Darmstadt, Germany’s interest in acquiring Versum. Immediately following such call, Dr. Oschmann sent the following letter.
February 27, 2019
Ladies and Gentlemen:
As leading technology innovators backed by approximately $3 billion in annual R&D and capex spending, I and my colleagues of Merck KGaA, Darmstadt, Germany have long been impressed with Versum Materials, Inc. (“Versum”) and the potential that Versum’s management and employees has for delivering value to Versum’s customers, communities and stockholders. The transaction that Versum recently disclosed — one in which Versum stockholders would receive stock of Entegris, Inc. (“Entegris”) —  significantly undervalues Versum. Accordingly, I am pleased to propose, with the unanimous and enthusiastic support of our executive board, that Merck KGaA, Darmstadt, Germany acquire all of the outstanding shares of Versum common stock for $48.00 per share in cash (the “Proposal”). The Proposal reflects an enterprise value for Versum of  $6 billion and an EV/FY 2018 EBITDA multiple of approximately 13.3x. The Proposal represents a premium of 15.9% to the current value per Versum share and a premium of 51.7% to the undisturbed trading price per Versum share on the trading day prior to announcement of the Entegris transaction.
Instead of the speculative value offered by the Entegris transaction, the all-cash Proposal would deliver immediate and certain cash value to Versum stockholders in the event a transaction between Versum and us is consummated in accordance with the terms of our Proposal, shielding them from the significant integration, operational and market risks posed by the all-stock Entegris transaction.
There can be no question that the Proposal is a Superior Proposal for purposes of the Versum-Entegris merger agreement, and we wish to engage with Versum and its advisors immediately in order to capture for Versum’s stockholders, employees, and customers the tremendous superior value inherent in the Proposal.
Commitment to Investment Benefitting Employees and Customers
As you know, Merck KGaA, Darmstadt, Germany is a leading science and technology company which operates across healthcare, life sciences and performance materials with a market capitalization of approximately $47 billion and revenues of approximately $17 billion. Our performance materials business is an innovation driven market leader in electronic chemicals with exposure to high growth market segments. Given ongoing technological change including AI, internet-of-things, data analytics and the like, long term secular trends will create lasting demand for semiconductors. The leaders in the industry will be those willing to invest and able to innovate and adapt to changing technologies.
Together we will be one of those leaders. The complementary fit of our and Versum’s businesses and the strength of our combined team will justify significant and sustained investment, which will benefit all of Merck KGaA, Darmstadt, Germany’s and Versum’s employees and customers worldwide. An important part of our strategy will be to maintain Versum’s headquarters as the major hub for the combined electronic materials business in the U.S.
Transaction Terms
Merck KGaA, Darmstadt, Germany is prepared to complete the transaction on terms consistent with the terms agreed with Entegris, aside from changes relating to us as the counterparty, the necessary differences between a cash and stock transaction and other changes necessary in light of applicable laws and regulations.
Certainty of Closing
In addition to its tremendous financial superiority relative to the Entegris transaction, please note the following benefits of the Proposal:
•
No Financing Risk:   Merck KGaA, Darmstadt, Germany has a very substantial market capitalization and a strong investment grade credit rating. The definitive agreement would not contain a financing condition, and any requisite financing in excess of cash on hand would be supported by committed financing with no incremental conditionality.

•
Strong Track Record of Completing Acquisitions:   Merck KGaA, Darmstadt, Germany has a strong record of completing acquisitions and is well-known as a reliable merger partner. Since 2009, we have completed acquisitions with a total transaction value of approximately $27 billion. Our track record includes two acquisitions of large U.S. public companies, including the $7 billion acquisition of Millipore and the $17 billion acquisition of Sigma-Aldrich as well as the $2.5 billion acquisition of UK-based AZ Electronic Materials.

•
No Anticipated Regulatory Issues:   Given our strong M&A track record, we have significant experience in obtaining antitrust approvals both in the U.S. and globally, as well as CFIUS approval in the U.S. Based on our review of available information, the complementary nature of the businesses and our prior experience, there should not be regulatory obstacles to the transaction and we believe the necessary approvals can be secured without undue delay.

•
No Shareholder Vote:   Unlike the pending transaction with Entegris, we do not require a shareholder vote and already have all necessary internal approvals in place.

Next Steps and Timing
After entering into a mutually agreeable confidentiality agreement with Merck KGaA, Darmstadt, Germany, we wish to undertake discussions and review the information required for us to complete our due diligence — including information that Versum has furnished to Entegris. Our team is in a position to complete diligence expeditiously and finalize a transaction agreement at the same time. Given that we assume that Versum has significantly progressed its proxy statement, we are confident that Versum stockholder approval of a transaction with Merck KGaA, Darmstadt, Germany can be obtained rapidly.
Advisors
Merck KGaA, Darmstadt, Germany has engaged Guggenheim Securities, LLC as its financial advisor and Sullivan & Cromwell LLP as its legal counsel. Our advisors are ready, willing and able to coordinate with Versum’s advisors concerning next steps.

Public Disclosure
Please be aware that given applicable requirements under German law, Merck KGaA, Darmstadt, Germany is required to disclose this proposal publicly and simultaneously with its delivery to you. A copy of the release we have made is attached hereto.
Non-Binding Effect
This letter does not create or constitute any legally binding obligation or commitment by either of us relating to the proposed transaction or otherwise. A binding agreement will only arise when and if a definitive transaction is agreed and a definitive merger agreement is executed and delivered by each of the parties.
We look forward to your prompt response and to moving forward together so that we may complete this transaction expeditiously and unlock the value inherent in this exciting and valuable transaction.
Sincerely,
/s/ Stefan Oschmann
Stefan Oschmann
Chief Executive Officer
On February 27, 2019, Versum issued a press release acknowledging receipt of the letter from Merck KGaA, Darmstadt, Germany containing the Proposal. A copy of the press release was filed with the SEC pursuant to Rule 425 under the Securities Act of 1933 (as amended and together with the rules promulgated thereunder, the “Securities Act”).
On February 27, 2019, Merck KGaA, Darmstadt, Germany held a conference call for investors and analysts during which our senior management discussed our Proposal and answered questions from investors and analysts.
On February 28, 2019, Versum adopted a stockholder rights plan, commonly known as a “poison pill”, to give all Versum stockholders the right to purchase Versum stock at a substantially reduced price if a third party acquires 12.5% or more of Versum’s common stock.
On March 1, 2019, Versum issued a press release announcing that the Versum Board rejected our Proposal.
On March 4, 2019, Dr. Oschmann attempted to convene with Mr. Ghasemi by telephone, but was unsuccessful.
On March 5, 2019, we published the following open letter to Versum stockholders:
An Open Letter to Versum Shareholders from Merck KGaA, Darmstadt, Germany
Dear Fellow Versum Shareholders:
We are disappointed that the Versum Board of Directors has rejected without explanation our superior proposal to acquire all of the outstanding common stock of Versum for $48 in cash per share (our “Proposal”). Further, our offer to engage directly with Versum to understand the rationale for the Versum Board’s determination has not been accepted. We urge you to let the Versum Board know that Versum shareholders will not support the Entegris acquisition in light of our Proposal, which is unquestionably superior.
The market has spoken with respect to the value of our Proposal relative to the Entegris acquisition
Our Proposal reflects a 51.7% premium to Versum’s unaffected price and a 17.1% premium to the current market value of the Entegris stock that Versum shareholders would receive in the Entegris acquisition. Since the time our Proposal was announced, 35.6 million Versum shares have traded (32.6% of the total number of Versum basic shares outstanding) in just four trading days at a volume weighted average price of  $48.58, an 18.5% premium to the current implied value of the Entegris stock consideration.

Further, the premium valuation reflected in our Proposal is certain and immediate, without any of the significant ongoing integration, operational or market risks reflected in the value of the Entegris stock consideration and without the need for the achievement of synergies.
The market has overwhelmingly expressed a preference for our Proposal.
The published financial analysis of Lazard — Versum’s own financial advisor — supports our view that our Proposal is superior to the Entegris acquisition
The analysis of Versum’s own financial advisor — Lazard — supports our view that our Proposal is superior, both standalone and relative to the Entegris acquisition. Lazard’s financial analysis included in the proxy statement filed by Entegris and Versum on February 28, 2019 (the “Proxy Statement”), the day following delivery of our Proposal, reflects the following values for Versum:
Lazard’s Valuation of Versum and Premium of Our Proposal to Midpoint of Lazard’s Valuation Range:1

The Proposal Premium @ Midpoint
DCF (standalone)
$35.05
$45.40
19.3%
EV / 2019 Management Adj. EBITDA
$32.65
$39.80
32.5%
PV of Future Share Price
$33.10
$42.60
26.8%
Analyst Price Targets (12 months)
$26.00
$47.00
31.5%
Discounted Analyst Price Targets
$23.20
$41.90
47.5%
52-Week High / Low
$25.02
$41.35
44.6%

Lazard also completed a “has-gets” analysis to compare the discounted cash flow value, including synergies, relative to Versum’s standalone value. That analysis, which is summarized below, demonstrates that Lazard’s valuation analysis is consistent with the market’s view that the value of the stock consideration offered by Entegris is far less than the value of our Proposal.

1
Stand-alone Versum values per share compiled from Lazard’s valuation work disclosed in the Proxy Statement. The premia of the value of the Proposal relative to each of the stand-alone values were calculated by Merck KGaA, Darmstadt, Germany.

Lazard’s DCF Value of Merger Consideration Including Synergies2
Run-Rate Synergies ($mm)	DCF Value Per Share of the Entegris Merger Consideration Including Synergies	The Proposal: Premium to DCF Value Per Share of the Entegris Merger Consideration Including Synergies
$75	$41.43	15.9%
$85	$41.71	15.1%
$100	$42.19	13.8%
The Versum Board appears to have disregarded the valuation analysis of its own financial advisor in rejecting our Proposal.
The Versum Board has not engaged in a process to maximize shareholder value
The background of the merger section of the Proxy Statement indicates that discussions began between Versum and Entegris in December 2018. Less than two months later, Versum announced a transaction with Entegris without conducting a market check to determine what alternatives might be potentially available to Versum’s shareholders. The final exchange ratio reflected only a 10.8% premium to the market value of Versum’s stock at the time of the announcement. Further, during the course of the negotiation, the final exchange ratio reflected only a 2.1% increase from the exchange ratio initially offered by Entegris. After our Proposal was delivered, the Versum Board never contacted us to discuss our Proposal, implemented a poison pill and quickly rejected our Proposal.
These actions do not reflect a desire to maximize shareholder value.
Our Proposal offers more opportunity for Versum’s employees
While the transaction with Entegris is described as a “merger of equals”, there appears to be nothing equal about the treatment of Versum’s employees relative to those of Entegris. Entegris has already announced its intention to operate the combined business from its headquarters in Billerica, MA, more than 2,500 miles away from Tempe.
At Merck KGaA, Darmstadt, Germany, people have always been and will continue to be at the center of everything we do. We already have a strong footprint in the U.S. and a track record as a top employer. Over the past decade, the company invested some $24bn in the U.S. through acquisitions alone, including the successful acquisitions of Millipore in 2010 and Sigma-Aldrich in 2015.
Our intention is to maintain Versum’s Tempe site as the major hub for the combined electronic materials business in the U.S., complementing our strong commitment to this important market. Versum employees will become an integral part of a leading electronic materials business and will benefit from new and exciting development opportunities within a truly global science and technology company.
We are committed to pursuing our Proposal
We are fully committed to pursuing our Proposal. The Versum Board should consider the best interests of its shareholders and engage with us.
Merck KGaA, Darmstadt, Germany’s proposal is clearly superior to the Entegris acquisition.
We know that Versum shareholders agree with us.
Tell the Versum Board how you feel.

2
DCF value per share of the merger consideration including synergies derived from Lazard’s has-gets analysis disclosed in the Proxy Statement, which expresses these values as a premium to Versum’s share price. The premia of the value of the Proposal relative to each of the value of the merger consideration including synergies were calculated by Merck KGaA, Darmstadt, Germany.

On March 8, 2019, Versum and Entegris issued a letter to the stockholders of Versum and Entegris in response to our open letter on March 5, 2019, reiterating their commitment to the Proposed Entegris Transaction. On the same day, the Versum Board issued a press release, reaffirming its commitment to completing the Proposed Entegris Transaction.
On March 12, 2019, we filed the preliminary proxy statement on Schedule 14A to solicit proxies to be used at the Special Meeting in opposition to the Special Meeting Proposals.
On March 21, 2019, Versum announced the filing of its definitive proxy statement in connection with the Special Meeting (i.e. the Entegris/Versum Proxy Statement/Prospectus) and the commencement of the mailing of the definitive proxy materials.
On March 22, 2019, we filed a definitive proxy statement on Schedule 14A with the SEC (i.e. this Proxy Statement) to solicit proxies to be used at the Special Meeting in opposition to the Special Meeting Proposals and we intend to commence mailing this Proxy Statement, including the accompanying GREEN proxy card, to Versum stockholders on or about March 25, 2019.

CERTAIN INFORMATION REGARDING THE PROPOSED ENTEGRIS TRANSACTION
At the Special Meeting, Versum stockholders of record at the close of business on the Record Date will be voting on, among other things, whether to adopt the Entegris Merger Agreement. The following description of the Entegris Merger Agreement and the Proposed Entegris Transaction is adapted from the Entegris/Versum Proxy Statement/Prospectus, which contains a more detailed summary of the Proposed Entegris Transaction as well as the full text of the Entegris Merger Agreement.
Merger Consideration and Stock Ownership Following the Proposed Entegris Transaction
According to the Entegris/Versum Proxy Statement/Prospectus, under the terms of the Entegris Merger Agreement, upon completion of the Proposed Entegris Transaction, each outstanding share of Versum common stock (other than shares of Versum common stock owned by Versum or its subsidiaries or by Entegris or its subsidiaries) will be converted into a number of shares of Entegris common stock equal to the exchange ratio. The exchange ratio is 1.120 shares of Entegris common stock for each share of Versum common stock. The exchange ratio is fixed, which means that it will not change between now and the date of the Proposed Entegris Merger, regardless of whether the market price of either Entegris common stock or Versum common stock changes. Therefore, the value of the merger consideration will depend on the market price of Entegris common stock at the Effective Time.
According to the Entegris/Versum Proxy Statement/Prospectus, based on the exchange ratio of 1.120 and the estimated number of shares of common stock of Entegris and Versum that will be outstanding immediately prior to the completion of the Proposed Entegris Merger, Entegris and Versum estimate that holders of shares of Entegris common stock as of immediately prior to the completion of the Proposed Entegris Merger will hold, in the aggregate, approximately 52.5% of the issued and outstanding shares of common stock of the combined company (based on fully diluted shares outstanding of the combined company including exercisable options only) immediately following the completion of the Proposed Entegris Merger, and holders of shares of Versum common stock as of immediately prior to the completion of the Proposed Entegris Merger will hold, in the aggregate, approximately 47.5% of the issued and outstanding shares of common stock of the combined company (based on fully diluted shares outstanding of the combined company including exercisable options only) immediately following the completion of the Proposed Entegris Merger.
Conditions to the Completion of the Proposed Entegris Merger
According to the Entegris/Versum Proxy Statement/Prospectus, each party’s obligation to effect the Proposed Entegris Merger is subject to the satisfaction at closing or waiver at or prior to closing of each of the following conditions:
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receipt of the required Entegris vote and the required Versum vote;

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the shares of Entegris common stock to be issued to Versum stockholders in accordance with the Entegris Merger Agreement (including shares of Entegris common stock issuable upon the exercise of any converted options) having been approved for listing on NASDAQ or the NYSE, subject to official notice of issuance;

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expiration of waiting periods and the receipt of all requisite regulatory approvals, and the continued full force and effectiveness of the requisite regulatory approvals and no governmental entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered into any law or governmental order (whether temporary, preliminary or permanent) in connection with a requisite regulatory approval that (a) requires either party or any of its subsidiaries to take an action that would constitute or would reasonably be expected to have a burdensome effect or (b) would otherwise constitute or reasonably be expected to have a burdensome effect and is in effect;

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no governmental entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any law or governmental order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, makes illegal or otherwise prohibits the closing of the Proposed Entegris Merger and the other transactions contemplated by the Entegris Merger Agreement or imposes a burdensome effect, which such law or governmental order is referred to as a relevant legal restraint;
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the effectiveness of the registration statement of which the Entegris/Versum Proxy Statement/Prospectus forms a part and the absence of a stop order or proceedings seeking a stop order by the SEC;

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the accuracy of the representations and warranties of the other party set forth in the Entegris Merger Agreement as follows:

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each of the representations and warranties of such party regarding organization, good standing and qualification; corporate authority and approval; takeover statutes; and such party’s brokers and finders must have been true and correct in all material respects as of the date of the Entegris Merger Agreement and must be true and correct in all material respects as of the closing date of the Proposed Entegris Merger (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty must be so true and correct in all material respects as of such particular date or period of time);

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the representations and warranties of such party regarding the absence of certain changes or events must have been true and correct in all respects as of the date of the Entegris Merger Agreement and must be true and correct in all respects as of the closing date of the Proposed Entegris Merger;

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the representation of such party regarding its capital structure must have been true and correct in all respects as of the date of the Entegris Merger Agreement and must be true and correct in all respects as of the closing date of the Proposed Entegris Merger, other than, in each case, de minimis inaccuracies; and

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each other representation and warranty of such party must be true and correct in all respects (without giving effect to any qualification by materiality or material adverse effect contained therein) as of the date of the Entegris Merger Agreement and as of the closing date of the Proposed Entegris Merger (except to the extent that any such representation and warranty expressly speaks as of a particular date or period of time, in which case such representation and warranty must be so true and correct in all respects as of such particular date or period of time), except, for any failure of any such representation and warranty to be so true and correct in all respects (without giving effect to any qualification by materiality or material adverse effect contained therein) that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect with respect to such party;

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the other party’s performance of, in all material respects, its obligations under the Entegris Merger Agreement required to be performed at or prior to the closing date of the Proposed Entegris Merger;

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the receipt by such party of a certificate of the chief executive officer or chief financial officer of the other party certifying that the conditions in the immediately preceding bullets with respect to representations and warranties and performance of obligations have been satisfied; and

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the receipt of a written opinion from such party’s counsel, in form and substance reasonably satisfactory to such party, dated as of the closing date of the Proposed Entegris Merger, to the effect that for U.S. federal income tax purposes the Proposed Entegris Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code.

In addition, the obligations of Versum to effect the Proposed Entegris Merger are subject to the satisfaction or waiver of the following additional condition:
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Entegris having taken the actions necessary such that the board of directors, chairman of the board of directors and chief executive officer of the combined company are as provided in the Entegris Merger Agreement effective as of the Effective Time.

Termination; Termination Fees
Termination by Mutual Consent
According to the Entegris/Versum Proxy Statement/Prospectus, the Entegris Merger Agreement may be terminated and the Proposed Entegris Merger and the other transactions contemplated by the Entegris Merger Agreement may be abandoned at any time prior to the Effective Time by mutual written consent of Versum and Entegris by action of their respective boards of directors.
Termination by Either Entegris or Versum
According to the Entegris/Versum Proxy Statement/Prospectus, either Entegris or Versum may terminate the Entegris Merger Agreement and the Proposed Entegris Merger may be abandoned at any time prior to the Effective Time by action of its respective board of directors if:
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the Proposed Entegris Merger has not been completed by 5:00 p.m. (New York time) on January 28, 2020, which date may be extended by either party to April 28, 2020 (either date being referred to as the “Outside Date”) by delivery of written notice to the other party at or prior to 5:00 p.m. (New York time) on January 28, 2020, if certain conditions to closing (solely as it relates to any antitrust laws) regarding regulatory approvals or governmental entity orders have not been satisfied or waived on or prior to January 28, 2020 but all other conditions to closing have been satisfied (other than those conditions that by their nature are to be satisfied at the closing (so long as such conditions are reasonably capable of being satisfied at that time)) or waived, although such right to terminate will not be available to any party that has breached in any material respect any of its representations, warranties, covenants or agreements under the Entegris Merger Agreement in any manner that has been the primary cause of or primarily resulted in the occurrence of the failure of a condition to the consummation of the Proposed Entegris Merger to be satisfied, which event is referred to as an Outside Date termination event and such termination is referred to as an Outside Date termination;

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a relevant legal restraint permanently restraining, enjoining, making illegal or otherwise prohibiting consummation of the Proposed Entegris Merger or imposing a burdensome effect has become final and non-appealable, and if the party seeking to terminate the agreement pursuant to this bullet point has used reasonable best efforts to prevent the entry of and to remove such relevant legal restraint in accordance with the Entegris Merger Agreement, although such right to terminate will not be available to any party that has breached in any material respect any of its representations, warranties, covenants or agreements under the Entegris Merger Agreement in any manner that has been the primary cause of or primarily resulted in the occurrence of the failure of the condition to the consummation of the Proposed Entegris Merger regarding required government consents to be satisfied, which event is referred to as a regulatory restraint termination event;

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the required Versum vote has not been obtained at the Special Meeting (or, if the Special Meeting has been adjourned or postponed in accordance with the Entegris Merger Agreement, at the final adjournment or postponement thereof) at which a vote on the adoption of the Entegris Merger Agreement was taken, which event is referred to as a Versum no vote termination event and such termination is referred to as a Versum no vote termination; or

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the required Entegris vote has not been obtained at the Entegris special meeting (or, if the Entegris special meeting has been adjourned or postponed in accordance with the Entegris Merger Agreement, at the final adjournment or postponement thereof) at which a vote on the adoption of the Entegris Merger Agreement (including the share issuance contemplated thereby) was taken, which event is referred to as an Entegris no vote termination event and such termination is referred to as an Entegris no vote termination.

Termination by Entegris
According to the Entegris/Versum Proxy Statement/Prospectus, Entegris may terminate the Entegris Merger Agreement and the Proposed Entegris Merger may be abandoned at any time prior to the Effective Time by action of the Entegris board of directors:

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prior to the time the required Versum vote is obtained, if the Versum Board has made a change of recommendation;

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if at any time prior to the Effective Time, there has been a breach by Versum of any of its representations, warranties, covenants or agreements set forth in the Entegris Merger Agreement such that the conditions relating to accuracy of representations and warranties and performance of covenants would not be satisfied (and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of  (i) 30 days after the giving of notice thereof by Entegris to Versum or (ii) three business days prior to the Outside Date); except that this right to terminate the Entegris Merger Agreement is not available if Entegris has breached in any material respect any of its representations, warranties, covenants or agreements set forth in the Entegris Merger Agreement in any manner that has been the primary cause of or primarily resulted in the occurrence of the failure of a condition to the consummation of the Proposed Entegris Merger to be satisfied; and

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in order to enter into a definitive written agreement with respect to a superior proposal with respect to Entegris, provided that Entegris has complied with its obligations relating to non-solicitation of acquisition proposals, notice of acquisition proposals, change of recommendation and existing discussions and standstill provisions under the Entegris Merger Agreement, and in connection with the termination, Entegris pays to Versum in immediately available funds the Entegris termination fee described below.

Termination by Versum
According to the Entegris/Versum Proxy Statement/Prospectus, Versum may terminate the Entegris Merger Agreement and the Proposed Entegris Merger may be abandoned at any time prior to the Effective Time by action of the Versum Board:
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prior to the time the required Entegris vote is obtained, if the Entegris board of directors has made a change of recommendation;

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if at any time prior to the Effective Time, there has been a breach by Entegris of any of its representations, warranties, covenants or agreements set forth in the Entegris Merger Agreement such that the conditions relating to accuracy of representations and warranties and performance of covenants would not be satisfied (and such breach is not curable prior to the Outside Date, or if curable prior to the Outside Date, has not been cured within the earlier of  (i) 30 days after the giving of notice thereof by Versum to Entegris or (ii) three business days prior to the Outside Date), except that this right to terminate the Entegris Merger Agreement is not available if Versum has breached in any material respect any of its representations, warranties, covenants or agreements set forth in the Entegris Merger Agreement in any manner that has been the primary cause of or primarily resulted in the occurrence of the failure of a condition to the consummation of the Proposed Entegris Merger to be satisfied; and

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in order to enter into a definitive written agreement with respect to a superior proposal with respect to Versum, provided that Versum has complied with its obligations relating to non-solicitation of acquisition proposals, notice of acquisition proposals, change of recommendation and existing discussions and standstill provisions under the Entegris Merger Agreement, and in connection with the termination, Versum pays to Entegris in immediately available funds the Entegris termination fee described below.

Termination Fees
According to the Entegris/Versum Proxy Statement/Prospectus, Versum will be required to pay to Entegris a termination fee of  $140 million if the Entegris Merger Agreement is terminated:
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by either Versum or Entegris pursuant to an Outside Date termination (if the sole reason that the merger was not consummated was the failure of Versum to convene and hold the Special Meeting prior to the Outside Date) or pursuant to a Versum no vote termination, and, in either case:

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a bona fide acquisition proposal with respect to Versum has been publicly made directly to

Versum stockholders or otherwise has become publicly known or any person has publicly announced an intention (whether or not conditional) to make an acquisition proposal with respect to Versum (and such acquisition proposal or publicly announced intention has not been publicly withdrawn without qualification five business days prior to (i) the date of such termination, with respect to an Outside Date termination or (ii) the date of the Special Meeting, with respect to a Versum no vote termination); and
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within 12 months after such termination, (1) Versum or any of its subsidiaries has entered into an alternative acquisition agreement with respect to any acquisition proposal with respect to Versum or (2) there has been consummated any acquisition proposal with respect to Versum (in each case of clauses (1) and (2), with 50% being substituted in lieu of 15% in each instance thereof in the definition of  “acquisition proposal”);

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by Entegris pursuant to a change of recommendation by Versum;

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by either Entegris or Versum pursuant to a Versum no vote termination (and, at the time of such termination, Entegris had the right to terminate the Entegris Merger Agreement as a result of a change of recommendation by Versum); or

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by Versum to accept a superior proposal.

According to the Entegris/Versum Proxy Statement/Prospectus, Entegris will be required to pay to Versum a termination fee of  $155 million if the Entegris Merger Agreement is terminated:
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by either Versum or Entegris pursuant to an Outside Date termination (if the sole reason that the Proposed Entegris Merger was not consummated was the failure of Entegris to convene and hold the Entegris special meeting prior to the Outside Date) or pursuant to an Entegris no vote termination and, in either case:

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a bona fide acquisition proposal with respect to Entegris has been publicly made directly to Entegris stockholders or otherwise has become publicly known or any person has publicly announced an intention (whether or not conditional) to make an acquisition proposal with respect to Entegris (and such acquisition proposal or publicly announced intention has not been publicly withdrawn without qualification five business days prior to (i) the date of such termination, with respect to an Outside Date termination or (ii) the date of the Entegris special meeting, with respect to an Entegris no vote termination); and

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within 12 months after such termination, (1) Entegris or any of its subsidiaries has entered into an alternative acquisition agreement with respect to any acquisition proposal with respect to Entegris or (2) there has been consummated any acquisition proposal with respect to Entegris (in each case of clauses (1) and (2), with 50% being substituted in lieu of 15% in each instance thereof in the definition of  “acquisition proposal”);

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by Versum pursuant to a change of recommendation by Entegris;

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by either Entegris or Versum pursuant to an Entegris no vote termination (and, at the time of such termination, Versum had the right to terminate the Entegris Merger Agreement as a result of a change of recommendation by Entegris); or

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by Entegris to accept a superior proposal.

The foregoing description of the Entegris Merger Agreement is qualified in its entirety by reference to the full text of the Entegris Merger Agreement which is included as Exhibit 2.1 to the Entegris/Versum Proxy Statement/Prospectus. The Entegris/Versum Proxy Statement/Prospectus also contains a more detailed summary of the terms of the Entegris Merger Agreement and additional related documents.
WE ARE SOLICITING PROXIES FROM VERSUM STOCKHOLDERS TO VOTE “AGAINST” THE ENTEGRIS MERGER PROPOSAL, THE COMPENSATION PROPOSAL AND THE ADJOURNMENT PROPOSAL. WE BELIEVE OUR $48.00 PER SHARE ALL-CASH PROPOSAL IS A SUPERIOR ALTERNATIVE FOR VERSUM STOCKHOLDERS BECAUSE IT PROVIDES GREATER AND MORE CERTAIN FINANCIAL VALUE THAN THE PROPOSED ENTEGRIS

TRANSACTION BY PROVIDING THE STOCKHOLDERS WITH THE OPPORTUNITY TO RECEIVE CASH CONSIDERATION. IF YOU WANT TO PRESERVE YOUR OPPORTUNITY TO ACCEPT OUR SUPERIOR PROPOSAL, VOTE “AGAINST” THE ENTEGRIS MERGER PROPOSAL, THE COMPENSATION PROPOSAL AND THE ADJOURNMENT PROPOSAL BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD TODAY OR VOTING BY INTERNET OR TELEPHONE.

CERTAIN INFORMATION REGARDING MERCK KGAA, DARMSTADT, GERMANY
Merck KGaA, Darmstadt, Germany is a German corporation with general partners (Kommanditgesellschaft auf Aktien) and its principal executive office is located at Frankfurter Strasse 250, 64293 Darmstadt, Germany.
We are a leading science and technology company which operates across healthcare, life sciences and performance materials. We have a strong reputation for innovation and have demonstrated a robust commitment to R&D spending and capital investment with major research and development centers in Darmstadt, Boston, Tokyo and Beijing. In 2017, we generated sales of  €15.3 billion. We have approximately 51,000 employees in around 66 countries and operate in Europe, Africa, Asia, Oceania and the Americas. Founded in 1668, Merck KGaA, Darmstadt, Germany is by its legacy the world’s oldest operating chemical and pharmaceutical company.
Our performance materials business sector comprises the specialty chemicals business of Merck KGaA, Darmstadt, Germany and consists of three business units: semiconductor solutions, display solutions and surface solutions.
Merck KGaA, Darmstadt, Germany and certain of its directors and executive officers are participants in the solicitation of proxies from the holders of Versum common stock. Names of such participants and a description of their direct and indirect interests, by security holdings or otherwise, in any matter to be acted upon at the Special Meeting can be found in Schedule I of this Proxy Statement.

OTHER PROPOSALS TO BE PRESENTED AT THE SPECIAL MEETING
In addition to soliciting proxies for the Entegris Merger Proposal, the Versum Board is also soliciting proxies for the Special Meeting for the Compensation Proposal and the Adjournment Proposal.
The Compensation Proposal:   To approve, on a non-binding, advisory basis, the compensation that will or may be paid to Versum’s named executive officers in connection with the Proposed Entegris Transaction.
The Adjournment Proposal:   To approve the adjournment of the Special Meeting to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Entegris Merger Proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to Versum stockholders.
Because these other Special Meeting Proposals are designed to facilitate the approval of the Proposed Entegris Transaction and the adoption of the Entegris Merger Agreement, we recommend voting “AGAINST” all of the Special Meeting Proposals.
YOU CAN CAST YOUR VOTE WITH RESPECT TO ALL OF THE SPECIAL MEETING PROPOSALS ON OUR GREEN PROXY CARD. WE URGE YOU NOT TO RETURN ANY PROXY CARD THAT YOU RECEIVE FROM VERSUM AND ENTEGRIS WITH RESPECT TO THE SPECIAL MEETING.
Other than as set forth above, we are not currently aware of any other proposals to be brought before the Special Meeting. Should other proposals be brought before the Special Meeting, the persons named on the GREEN proxy card will vote on such proposals in their discretion consistent with Rule 14a-4(c)(3) promulgated under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the “Exchange Act”). Rule 14a-4(c)(3) of the Exchange Act governs our use of discretionary proxy voting authority with respect to matters that are not known by us a reasonable time before our solicitation of proxies. It provides that if we do not know, a reasonable time before making our solicitation, that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without providing any discussion of the matter in this Proxy Statement.

VOTING PROCEDURES
To vote “AGAINST” the Entegris Merger Proposal, the Compensation Proposal and the Adjournment Proposal, please sign and date the enclosed GREEN proxy card and return it promptly in the enclosed postage-paid envelope. Submitting a proxy will not affect your right to attend the Special Meeting and vote in person.
Date, Time and Place of the Special Meeting
The Special Meeting is scheduled to be held at 8555 South River Parkway, Tempe, Arizona 85284 on April 26, 2019, beginning at 9:00 a.m., Mountain Standard Time, unless postponed to a later date.
Record Date for the Special Meeting and Voting Rights
The Record Date to determine who is entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof is April 2, 2019. As of the close of business on March 11, 2019, the latest practicable date prior to the date of the Entegris/Versum Proxy Statement/Prospectus according to Versum, there were 109,143,954 shares of Versum common stock issued and outstanding and entitled to vote at the Special Meeting. Each Versum stockholder is entitled to one vote for any matter properly brought before the Special Meeting for each share of Versum common stock such holder owned at the close of business on the Versum record date. Only Versum stockholders of record at the close of business on the Versum record date are entitled to receive notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.
As of the date of this Proxy Statement, Merck KGaA, Darmstadt, Germany and its affiliates beneficially own 100 shares of Versum common stock, which were acquired in open market transactions prior to the Record Date.
Matters to Be Considered at the Special Meeting
Proposal 1: Adoption of the Entegris Merger Agreement.   To consider and vote on the Entegris Merger Proposal;
Proposal 2: Approval, on an Advisory (Non-Binding) Basis, of Certain Compensatory Arrangements with Versum’s Named Executive Officers.   To consider and vote on the Compensation Proposal; and
Proposal 3: Adjournments of the Special Meeting.   To consider and vote on the Adjournment Proposal.
Merck KGaA, Darmstadt, Germany strongly urges all Versum stockholders to vote “AGAINST” each of the Entegris Merger Proposal, the Compensation Proposal and the Adjournment Proposal.
Quorum; Abstentions and Broker Non-Votes
Quorum at the Special Meeting:   A quorum of stockholders is necessary to conduct the Special Meeting. The presence, in person or by proxy, of the holders of a majority of the shares of Versum common stock entitled to vote at the Special Meeting is necessary to constitute a quorum. Shares of Versum common stock represented at the Special Meeting and entitled to vote, but not voted, including shares for which a stockholder directs an “abstention” from voting and broker non-votes, will be counted for purposes of determining a quorum. If a quorum is not present, the Special Meeting will be postponed until the holders of the number of shares of Versum common stock required to constitute a quorum attend.
Under the NYSE rules, banks, brokers or other nominees who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers or other nominees are not allowed to exercise their voting discretion with respect to the approval of matters that the NYSE determines to be “non-routine.” Generally, a broker non-vote occurs on an item when (a) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other “non-routine” proposals without instructions from the beneficial owner of the shares and (b) the beneficial owner fails to provide the bank, broker or other nominee with such instructions. Under the NYSE rules, “non-routine” matters include the Entegris Merger Proposal, the Compensation Proposal and the Adjournment Proposal. Because all of the proposals to be voted on at the Special Meeting are non-routine matters and are contested, no broker non-votes are expected at the Special Meeting. As a result, if you hold your shares of Versum common stock in “street name,” your shares will not be represented and will not be voted on any matter unless you affirmatively instruct your bank, broker or other nominee how to vote your shares in one of the ways indicated by your bank, broker or other nominee. It is therefore critical that you cast your vote by instructing your bank, broker or other nominee on how to vote. The NYSE rules governing brokers’ discretionary authority will not permit brokers to exercise discretionary authority regarding any of the proposals to be voted on at the Special Meeting.
Required Votes
The Entegris Merger Proposal:   Assuming a quorum is present, the adoption of the Entegris Merger Agreement by Versum stockholders requires the affirmative vote of a majority of the outstanding shares of Versum common stock entitled to vote thereon. Accordingly, a Versum stockholder’s abstention from voting, a broker non-vote or the failure of a Versum stockholder to vote (including the failure of a Versum stockholder who holds shares in “street name” through a bank, broker or other nominee to give voting instructions to that bank, broker or other nominee) will have the same effect as a vote “AGAINST” the Entegris Merger Proposal. We recommend you to vote “AGAINST” the Entegris Merger Proposal.
The Compensation Proposal:   Assuming a quorum is present, approval of the Compensation Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting on this proposal. Accordingly, a Versum stockholder’s abstention from voting, a broker non-vote or the failure of a Versum stockholder to vote (including the failure of a Versum stockholder who holds shares in “street name” through a bank, broker or other nominee to give voting instructions to that bank, broker or other nominee) will have an impact on whether a quorum is present, but will have no effect on the outcome of the Compensation Proposal. We recommend you to vote “AGAINST” the Compensation Proposal.
The Adjournment Proposal:   Whether or not a quorum is present, the affirmative vote of a majority of the votes entitled to be cast who are present in person or represented by proxy at the Special Meeting is required to adjourn the Special Meeting. Accordingly, a Versum stockholder’s abstention from voting will have the same effect as a vote “AGAINST” the Adjournment Proposal, while a broker non-vote or the failure of a Versum stockholder to vote (including the failure of a Versum stockholder who holds shares in “street name” through a bank, broker or other nominee to give voting instructions to that bank, broker or other nominee) will have no effect on the Adjournment Proposal. The chairman of the Special Meeting may also adjourn the Special Meeting, whether or not there is a quorum. We recommend you to vote “AGAINST” the Adjournment Proposal.
Methods of Voting
Stockholder of Record:   If your shares of Versum common stock are registered directly in your name with the transfer agent of Versum, Broadridge Corporate Issuer Solutions, Inc., you are considered, with respect to those shares, the stockholder of record. If you are a stockholder of record, you may vote your shares through the Internet, by telephone or by mail, or by voting in person at the Special Meeting as indicated below.
Stockholder Whose Shares Are Held in “Street Name”:   If your shares of Versum common stock are held through a bank, brokerage firm or other nominee, you are considered the beneficial owner of shares held in “street name”. In that case, this Proxy Statement has been forwarded to you by your bank, brokerage firm or other nominee who is considered, with respect to those shares of Versum common stock, the stockholder of record. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee how to vote your shares by following their instructions for voting. In most instances, you will be able to do this over the Internet, by telephone or by mail as indicated below. Please refer to the information from your bank, broker or other nominee on how to submit voting instructions. If you do not provide voting instructions to your bank, broker or other nominee, your shares of Versum common stock will not be voted on any proposal as your bank, broker or other nominee does not have discretionary authority to vote on any of the proposals to be voted on at the Special Meeting.

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By Internet:   If you are a stockholder of record, you can vote at www.fcrvote.com/VSM and follow the instructions on the website, 24 hours a day, seven days a week. You will need the control number included on your GREEN proxy card or your voting instruction form.

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By Telephone:   If you are a stockholder of record, you can vote using a touch-tone telephone by calling 1-866-230-8413 and follow the recorded instructions, 24 hours a day, seven days a week. You will need the control number included on your GREEN proxy card or your voting instruction form.

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By Mail:   Please complete, sign, date and return by mail the GREEN proxy card or voting instruction form sent to you in the pre-paid return envelope provided to you with your proxy materials or voting instruction form.

•
In Person:   All stockholders of record may vote in person at the Special Meeting. If you hold your shares through a bank, broker or other nominee in “street name” (instead of as a registered holder), you must obtain a “legal proxy” from your bank, broker or other nominee and bring the “legal proxy” to the meeting in order to vote by ballot in person at the Special Meeting.

Unless revoked, all proxies representing shares entitled to vote that are delivered pursuant to this solicitation will be voted at the Special Meeting and, where a choice has been specified on the proxy card, will be voted in accordance with such specification.
Notwithstanding the above, if your shares are held in “street name” by a bank, broker or other nominee, you should follow the instructions you receive from your bank, broker or other nominee on how to vote your shares. Registered stockholders who attend the Special Meeting may vote their shares personally even if they previously have voted their shares.
Regardless of the method you choose to vote, the individuals named on the enclosed GREEN proxy card will vote your shares of Versum common stock in the way that you indicate. You may specify whether your shares of Versum common stock should be voted “FOR” or “AGAINST” or to “ABSTAIN” from voting on the Entegris Merger Proposal, the Compensation Proposal and the Adjournment Proposal. If you properly sign your GREEN proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares of Versum common stock represented by your properly signed proxy will be voted “AGAINST” the Entegris Merger Proposal, the Compensation Proposal and the Adjournment Proposal. Consistent with Rule 14a-4(c)(3) promulgated under the Exchange Act, submitting a signed GREEN proxy card without instructions will also entitle the individuals named on the GREEN proxy card to vote your shares in accordance with their discretion on matters not described in this Proxy Statement that are properly brought before the Special Meeting if we do not know such matters are to be presented at the Special Meeting a reasonable time before making our solicitation.
Only Versum stockholders (or their duly appointed proxies) of record on the Record Date are eligible to vote in person or submit a proxy.
We are commencing our solicitation of proxies on or about March 25, 2019, which is before the Record Date. We will continue to solicit proxies until the date of the Special Meeting. Each holder of shares of Versum common stock of record on April 2, 2019 who has not yet received this Proxy Statement will receive this Proxy Statement and have the opportunity to vote on the matters described in this Proxy Statement. Proxies delivered prior to the Record Date will be valid and effective so long as the holder providing the proxy is a holder on the Record Date. If you are not a holder of record on the Record Date, any proxy you deliver will not be counted. If you deliver a proxy prior to the Record Date and remain a holder on the Record Date, you do not need to deliver another proxy after the Record Date. If you deliver a proxy prior to the Record Date and do not revoke that proxy, your proxy will be deemed to cover the number of shares of Versum common stock you own on the Record Date even if that number is different from the number of shares of Versum common stock you owned when you executed and delivered your GREEN proxy card.

Revocability of Proxies
Any Versum stockholder giving a proxy has the right to revoke it before the proxy is voted at the Special Meeting by any of the following actions:
•
by sending a signed written notice of revocation to (i) Merck KGaA, Darmstadt, Germany, Care of D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005, or (ii) Versum’s corporate secretary, provided such statement is received prior to the Special Meeting;

•
by voting again by Internet or telephone at a later time before the closing of the polls;

•
by submitting a properly signed proxy card with a later date; or

•
by attending the Special Meeting, revoking your proxy and voting in person.

Execution or revocation of a proxy will not in any way affect the Versum stockholder’s right to attend the Special Meeting and vote in person.
YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON, BY SUBMITTING A DULY EXECUTED, LATER DATED PROXY BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD OR BY SUBMITTING A WRITTEN NOTICE OF REVOCATION TO EITHER (A) MERCK KGAA, DARMSTADT, GERMANY, CARE OF D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NY 10005, OR (B) THE PRINCIPAL EXECUTIVE OFFICES OF VERSUM AT 8555 SOUTH RIVER PARKWAY, TEMPE, ARIZONA 85284. A REVOCATION MAY BE IN ANY WRITTEN FORM VALIDLY SIGNED BY THE RECORD HOLDER AS LONG AS IT CLEARLY STATES THAT THE PROXY PREVIOUSLY GIVEN IS NO LONGER EFFECTIVE. STOCKHOLDERS WHO HOLD THEIR SHARES IN A BANK OR BROKERAGE ACCOUNT WILL NEED TO NOTIFY THE PERSON RESPONSIBLE FOR THEIR ACCOUNT TO REVOKE OR WITHDRAW PREVIOUSLY GIVEN INSTRUCTIONS. WE REQUEST THAT A COPY OF ANY REVOCATION SENT TO VERSUM OR ANY REVOCATION NOTIFICATION SENT TO THE PERSON RESPONSIBLE FOR A BANK OR BROKERAGE ACCOUNT ALSO BE SENT TO MERCK KGAA, DARMSTADT, GERMANY, CARE OF D.F. KING & CO., INC., AT THE ADDRESS BELOW SO THAT MERCK KGAA, DARMSTADT, GERMANY MAY DETERMINE IF AND WHEN PROXIES HAVE BEEN RECEIVED FROM THE HOLDERS OF RECORD ON THE RECORD DATE NECESSARY TO APPROVE THE SPECIAL MEETING PROPOSALS. UNLESS REVOKED IN THE MANNER SET FORTH ABOVE, SUBJECT TO THE FOREGOING, DULY EXECUTED PROXIES IN THE FORM ENCLOSED WILL BE VOTED AT THE SPECIAL MEETING AS SET FORTH ABOVE.
DO NOT RETURN ANY WHITE PROXY CARD THAT YOU RECEIVE FROM VERSUM. EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY CARD FURNISHED BY VERSUM, YOU HAVE THE RIGHT, AND IT IS NOT TOO LATE, TO CHANGE YOUR VOTE BY INTERNET OR TELEPHONE OR BY SIMPLY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD. ONLY YOUR LATEST DATED PROXY COUNTS.
Attending the Special Meeting
According to the Entegris/Versum Proxy Statement/Prospectus, if you wish to attend the Special Meeting, you must be a stockholder of record of Versum at the close of business on the Record Date (April 2, 2019), hold your shares of Versum beneficially in the name of a broker, bank or other nominee as of the Versum record date or hold a valid proxy for the Special Meeting. If you hold your shares through a broker, bank or other nominee in “street name” (instead of as a registered holder) and you wish to vote in person at the Special Meeting, you must obtain a “legal proxy” from your bank, broker or other nominee and bring the “legal proxy” to the meeting in order to vote in person at the Special Meeting.
According to the Entegris/Versum Proxy Statement/Prospectus, you will need to bring identification along with either your notice of special meeting or proof of stock ownership to enter the Special Meeting. If your Versum shares are beneficially held in the name of a broker, bank or other nominee and you wish to be admitted to attend the Special Meeting, you must present proof of your ownership of Versum shares, such as a bank or brokerage statement. The use of video, still photography or audio recording at the Special Meeting is not permitted. For the safety of attendees, all bags, packages and briefcases are subject to inspection. If you do not provide photo identification or comply with the other procedures outlined above, you might not be admitted to the Special Meeting.
If you plan to attend the Special Meeting and vote in person, we still encourage you to vote in advance by the Internet, telephone or (if you received a paper copy of the proxy materials) by mail so that your vote will be counted even if you later decide not to attend the Special Meeting. Voting your proxy by the Internet, telephone or mail will not limit your right to vote at the Special Meeting if you later decide to attend in person.
Householding
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders, and also permit a person other than the registrant making a proxy solicitation to deliver a single proxy statement to stockholders of record or beneficial owners who have separate accounts and share an address under certain circumstances. This process, which is commonly referred to as “householding,” provides cost savings for persons who solicit proxies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can request prompt delivery of a copy of this Proxy Statement by writing to: Merck KGaA, Darmstadt, Germany, care of D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005, or by calling D.F. King & Co., Inc. at 212-269-5550.
WHETHER OR NOT YOU INTEND TO ATTEND THE SPECIAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEW CLEAR TO THE VERSUM BOARD BY VOTING TODAY “AGAINST” THE ENTEGRIS MERGER PROPOSAL, THE COMPENSATION PROPOSAL AND THE ADJOURNMENT PROPOSAL BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD. A VOTE “AGAINST” THE ENTEGRIS MERGER PROPOSAL WILL NOT OBLIGATE YOU TO VOTE YOUR SHARES IN FAVOR OF ANY DEFINITIVE AGREEMENT PROVIDING FOR OUR PROPOSAL.
BY EXECUTING THE GREEN PROXY CARD, YOU ARE AUTHORIZING THE PERSONS NAMED AS PROXIES TO REVOKE ALL PRIOR PROXIES ON YOUR BEHALF.
If you have any questions or require any assistance in voting your shares of Versum common stock, please contact:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (800) 714-3312
Email: VSM@dfking.com

APPRAISAL RIGHTS
Versum stockholders are not entitled to appraisal rights in connection with the Proposed Entegris Transaction. Under the General Corporation Law of the State of Delaware, appraisal rights are not available for shares listed on a national securities exchange unless the stockholders of such shares are required by the terms of the Entegris Merger Agreement to receive in exchange for their shares anything other than shares of stock of the surviving corporation, shares of stock of any other corporation listed on a national securities exchange, cash in lieu of fractional shares, or any combination of the foregoing. Because Versum stockholders are not required by the terms of the Entegris Merger Agreement to accept for their shares anything other than shares of Entegris common stock and cash in lieu of fractional shares, holders of Versum common stock will not be entitled to appraisal rights in the Proposed Entegris Transaction.

SOLICITATION OF PROXIES
Except as set forth below, we will not pay any fees or commissions to any broker, dealer, commercial bank, trust company or other nominee for the solicitation of proxies in connection with this solicitation.
Proxies will be solicited by mail, telephone, facsimile, telegraph, the internet, e-mail, newspapers and other publications of general distribution and in person. Directors, officers and certain employees of Merck KGaA, Darmstadt, Germany and the other potential participants listed on Schedule I hereto may assist in the solicitation of proxies without any additional remuneration (except as otherwise set forth in this Proxy Statement).
We have retained D.F. King & Co., Inc. (“D.F. King”) for solicitation and advisory services in connection with the Special Meeting, for which D.F. King is to receive an amount not to exceed $575,000. We have also agreed to reimburse D.F. King for reasonable expenses and to indemnify D.F. King against certain liabilities and expenses, including reasonable legal fees and related charges. D.F. King will solicit proxies for the Special Meeting from individuals, brokers, banks, bank nominees and other institutional holders. We will bear the entire expense of soliciting proxies for the Special Meeting by or on behalf of Merck KGaA, Darmstadt, Germany.
If you have any questions concerning this Proxy Statement or the procedures to be followed to execute and deliver a proxy, please contact D.F. King at the address or phone number specified above.

FORWARD-LOOKING STATEMENTS
This Proxy Statement may include forward-looking statements, statements that include words such as anticipate, expect, estimate, may, might, should, would, intend, plan, project, seek, believe, will or their variations and other words of similar meaning in connection with future events or future operating or financial performance are often used to identify forward-looking statements. All statements in this communication, other than those relating to historical information or current conditions, are forward-looking statements. The forward-looking statements contained in this Proxy Statement may include, but are not limited to, statements relating to the expected timing, scope, terms and conditions of a potential transaction to acquire Versum by Merck KGaA, Darmstadt, Germany (a “Potential Transaction”), the likelihood and timing of receipt of regulatory approvals or the satisfaction of other closing conditions with respect to a Potential Transaction, the financing of a Potential Transaction, the anticipated results, benefits or synergies of a Potential Transaction and other statements other than historical facts. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond control of Merck KGaA, Darmstadt, Germany, which could cause actual results to differ materially from such statements.
Risks and uncertainties include, but are not limited to: changes in general economic, financial and market conditions and other changes in business conditions, any legal and regulatory developments and changes and other risks and uncertainties, the risk of research and development, risks from antitrust law proceedings and other regulatory proceedings, unanticipated contract or regulatory issues, a potential downgrade in the rating of the indebtedness of Merck KGaA, Darmstadt, Germany, downward pressure on the common stock price of Merck KGaA, Darmstadt, Germany, and many other factors, most of which are outside of the control of Merck KGaA, Darmstadt, Germany.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere including the Reports on Risks and Opportunities Section of the most recent annual report and quarterly report of Merck KGaA, Darmstadt, Germany which are available on Merck KGaA, Darmstadt, Germany’s website at www.emdgroup.com.
Any forward-looking statements made in this communication are qualified in their entirety by these cautionary statements and should be construed in the light of such factors. There can be no assurance that the actual results or developments anticipated by us will be realized or even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Neither Merck KGaA, Darmstadt, Germany nor any of its associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Proxy Statement will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. We expressly disclaim and do not assume any liability in connection with any inaccuracies in any of these forward-looking statements or in connection with any use by any party of such forward-looking statements. Other than in accordance with their legal or regulatory obligations, we are under no obligation, and we expressly disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

OTHER INFORMATION
The information concerning Versum, Entegris and the Proposed Entegris Transaction contained herein has been taken from, or is based upon, publicly available documents filed with the SEC by Versum and Entegris and other publicly available information, including the Entegris/Versum Proxy Statement/Prospectus. Although we have no knowledge that would indicate that statements relating to Versum, Entegris or the Proposed Entegris Transaction contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of Versum, were not involved in the preparation of such information and statements and are not in a position to verify any such information or statements. Thus, it is not reasonably within our power to ascertain such information. Accordingly, we do not take any responsibility for the accuracy or completeness of such information or for any failure by Versum or Entegris to disclose events that may have occurred and may affect the significance or accuracy of any such information.
Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted certain information regarding the following matters from this Proxy Statement and reference is made to the Entegris/Versum Proxy Statement/Prospectus for such additional information regarding those matters: the Entegris Merger Agreement, the Proposed Entegris Transaction, financial information regarding Entegris, Versum and the Proposed Entegris Transaction, compensation plans and interest of Versum’s directors and executive officers in the Proposed Entegris Transaction, the proposals to be voted upon at the Special Meeting, the shares of Versum common stock, the beneficial ownership of shares of Versum common stock by Versum’s directors, executive officers and the principal holders thereof, certain information about Versum and Entegris, other information concerning Versum’s management, the deadline and procedures for submitting proposals for consideration at the next annual meeting of stockholders of Versum and certain other matters regarding Versum and the Special Meeting. We assume no responsibility for the accuracy or completeness of any such information.
Versum files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any of this information filed with the SEC at the SEC’s public reference room:
Public Reference Room
100 F Street, N.E.
Washington, D.C. 20549
For information regarding the operation of the Public Reference Room, you may call the SEC at 1-800-SEC-0330. These filings made with the SEC are also available to the public through the website maintained by the SEC at http://www.sec.gov or from commercial document retrieval services.
THIS PROXY STATEMENT RELATES SOLELY TO THE SOLICITATION OF PROXIES WITH RESPECT TO THE PROPOSED ENTEGRIS TRANSACTION AND IS NOT A SOLICITATION OF PROXIES WITH RESPECT TO OUR PROPOSAL OR AN OFFER TO SELL VERSUM SHARES, SHARES OF MERCK KGAA, DARMSTADT, GERMANY OR ANY OTHER SECURITIES.
VOTE “AGAINST” THE ENTEGRIS MERGER PROPOSAL, THE COMPENSATION PROPOSAL AND THE ADJOURNMENT PROPOSAL BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF YOUR PROXY CARD IS MAILED IN THE UNITED STATES. WE URGE YOU TO VOTE TODAY BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD.
DO NOT RETURN ANY WHITE PROXY CARD THAT YOU RECEIVE FROM VERSUM. EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY CARD FURNISHED BY VERSUM, YOU HAVE THE RIGHT AND IT IS NOT TOO LATE TO CHANGE YOUR VOTE BY INTERNET OR TELEPHONE OR BY SIMPLY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD. ONLY YOUR LATEST-DATED PROXY COUNTS.
A VOTE AGAINST THE ENTEGRIS MERGER PROPOSAL WILL NOT OBLIGATE YOU TO VOTE FOR ANY DEFINITIVE AGREEMENT PROVIDING FOR OUR PROPOSAL.

IF A VERSUM STOCKHOLDER RETURNS A GREEN PROXY CARD THAT IS SIGNED, DATED AND NOT MARKED WITH RESPECT TO A PROPOSAL, THAT STOCKHOLDER WILL BE DEEMED TO HAVE VOTED “AGAINST” THE ENTEGRIS MERGER PROPOSAL, THE COMPENSATION PROPOSAL AND THE ADJOURNMENT PROPOSAL.
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
Merck KGaA, Darmstadt, Germany
March 22, 2019

IMPORTANT VOTING INFORMATION
1. If your shares of Versum common stock are held in your own name, please sign, date and return the enclosed GREEN proxy card to Merck KGaA, Darmstadt, Germany, c/o First Coast Results, Inc., PO Box 3672, Ponte Vedra Beach, FL 32004-9911, in the postage-paid envelope provided.
2. If your shares of Versum common stock are held in “street-name,” only your broker, bank or other nominee can vote your shares and only upon receipt of your specific instructions. If your shares of Versum common stock are held in “street-name,” return the enclosed GREEN proxy card in the envelope provided, or contact the person responsible for your account to vote on your behalf and to ensure that a GREEN proxy card is submitted on your behalf. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to Merck KGaA, Darmstadt, Germany, c/o First Coast Results, Inc., PO Box 3672, Ponte Vedra Beach, FL 32004-9911, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.
3. Do not sign or return any proxy card you may receive from Versum. If you have already submitted a proxy card, it is not too late to change your vote — simply sign, date and return the GREEN proxy card. Only your latest dated proxy will be counted.
4. Only the Versum stockholders of record as of the close of business on the Record Date (April 2, 2019) are entitled to vote at the Special Meeting. We urge each stockholder to ensure that the holder of record of his or her share(s) of Versum common stock signs, dates, and returns the enclosed GREEN proxy card as soon as possible.
If you have any questions or require any assistance in voting your shares of Versum common stock, please contact:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (800) 714-3312
Email: VSM@dfking.com

SCHEDULE I

INFORMATION CONCERNING PARTICIPANTS IN SOLICITATION
The following tables set forth the name and present position of certain directors and executive officers of Merck KGaA, Darmstadt, Germany, and E. Merck KG, Darmstadt, Germany, who may be a participant in the solicitation (together with Merck KGaA, Darmstadt, Germany, and E. Merck KG, Darmstadt, Germany, the “Participants”). Unless otherwise indicated, the current business address of each member of the Executive Board (Geschäftsleitung) of Merck KGaA is c/o Merck KGaA, Frankfurter Strasse 250, 64293 Darmstadt, Germany, and the current business address of each member of the board of partners (Gesellschafterrat) (“Board of Partners”) and of the executive board (Vorstand) of E. Merck KG is c/o E. Merck KG, Emanuel-Merck-Platz 1, 64293 Darmstadt, Germany.
Merck KGaA, Darmstadt, Germany is a German corporation with general partners (Kommanditgesellschaft auf Aktien). One of its general partners is E. Merck KG, a German limited partnership (Kommanditgesellschaft). The other general partners are natural persons who also comprise the members of the executive board of E. Merck KG, i.e., the management body of E. Merck KG. The Board of Partners supervises the Executive Board of Merck KGaA, Darmstadt, Germany.
Merck KGaA, Darmstadt, Germany is the beneficial and record owner of 100 shares of Versum common stock as of the date of the filing.
EXECUTIVE BOARD OF MERCK KGAA
Name	Present Position with Merck KGaA, Darmstadt, Germany
Dr. Stefan Oschmann	Chairman of the Executive Board and Chief Executive Officer
Dr. Marcus Kuhnert	Member of the Executive Board and Chief Financial Officer
Dr. Udit Batra	Member of the Executive Board and Chief Executive Officer Life Science
Dr. Kai Beckmann	Member of the Executive Board and Chief Executive Officer Performance Materials
Belén Garijo, MD	Member of the Executive Board and Chief Executive Officer Healthcare
BOARD OF PARTNERS OF E. MERCK KG
Name	Present Position with E. Merck KG, Darmstadt, Germany
Johannes Baillou	Chairman of the Board of Partners
Dr. Frank Stangenberg- Haverkamp	Deputy Chairman of the Board of Partners
Dr. Wolfgang Buechele	Member of the Board of Partners
Michael Kleinemeier	Member of the Board of Partners
Dr. Katharina Kraft	Member of the Board of Partners
Prof. Dr. Helga Ruebsamen- Schaeff	Member of the Board of Partners
Dr. Daniel Thelen	Member of the Board of Partners
Dr. Simon Thelen	Member of the Board of Partners
Helene von Roeder	Member of the Board of Partners
Sch I-1

EXECUTIVE BOARD OF E. MERCK KG
Name	Present Position with E. Merck KG, Darmstadt, Germany
Dr. Frank Stangenberg- Haverkamp	Chairman of the executive board of E. Merck KG
Johannes Baillou	Deputy Chairman of the executive board of E. Merck KG
Walter Galinat	Member of the executive board of E. Merck KG
Dr. Marcus Kuhnert	Member of the executive board of E. Merck KG
Dr. Stefan Oschmann	Member of the executive board of E. Merck KG
Except as otherwise disclosed in this Proxy Statement with respect to the Special Meeting Proposals, none of the Participants or their associates has a substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be acted upon at the Special Meeting.
Sch I-2

SCHEDULE II

SECURITY OWNERSHIP OF VERSUM MATERIALS, INC. PRINCIPAL STOCKHOLDERS
AND MANAGEMENT
The following tables and accompanying footnotes are reprinted from the Entegris/Versum Proxy Statement/Prospectus.
The following tables and accompanying footnotes show information as of March 11, 2019 (except as noted in the footnotes below) regarding the beneficial ownership of Versum common stock by:
•
each person known by Versum to beneficially own more than 5% of the outstanding shares of Versum common stock;

•
each member of the Versum board of directors;

•
each named executive officer of Versum; and

•
the members of the Versum board of directors and Versum’s executive officers as a group.

The Entegris/Versum Proxy Statement/Prospectus indicates that Versum believes, based on the information furnished to Versum, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Versum common stock that he, she or it beneficially owns.
For persons included in the tables below, also shown are shares over which the person could have acquired voting power or investment power within 60 days after March 11, 2019. Voting power includes the power to direct the voting of shares held, and investment power includes the power to direct the disposition of shares held.
Security Ownership of Versum Directors and Executive Officers
Each of Versum’s executive officers and directors listed below has sole voting and investment power over the shares of common stock reflected in the table, and their address is c/o Versum Materials, Inc., 8555 South River Parkway, Tempe, Arizona 85284.
Name of Beneficial Owner	Common Stock Beneficially Owned Directly or Indirectly	Shares of Common Stock Acquirable Within 60 Days(1)	Total Common Stock Beneficially Owned(2)	Percentage of Shares of Common Stock Outstanding
Directors and Named Executive Officers:
George G. Bitto	52,586	45,343	97,929	*
Jacques Croisetière	16,605	—	16,605	*
Seifi Ghasemi	204,287	—	204,287	*
Patrick F. Loughlin	12,361	92,919	105,280	*
Guillermo Novo	74,836	147,272	222,108	*
Yi Hyon Paik	6,855	—	6,855	*
Thomas J. Riordan	20,330	—	20,330	*
Susan C. Schnabel	33,876	—	33,876	*
Edward C. Shober	8,516	8,887	17,403	*
Michael W. Valente	16,417	3,225	19,642	*
Alejandro D. Wolff	6,870	—	6,870	*
Directors and Executive Officers as a Group (12 persons)	455,689	224,006	679,695	*

*
Represents less than 1%

(1)
Represents shares of Versum common stock issuable upon exercise of options that are currently exercisable as of March 11, 2019 and that will become exercisable within 60 days thereafter.

Sch II-1

(2)
Represents the total number of shares listed under the “Shares of Common Stock Beneficially Owned” and “Shares of Common Stock Acquirable Within 60 Days” columns.

Security Ownership of Other Beneficial Owners
Based on information available to Versum as of March 11, 2019, Versum knew of no person who beneficially owned more than 5% of Versum common stock, except as set forth below:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group(1) 100 Vanguard Boulevard, Malvern, PA 19355	10,687,257	9.8%
BlackRock, Inc.(2) 55 East 52nd Street, New York, NY 10055	9,719,505	8.9%
State Farm Mutual Automobile Insurance Company(3) One State Farm Plaza, Bloomington, IL 61710	7,696,550	7.1%
Iridian Asset Management LLC(4) 276 Post Road West, Westport, CT 06880	7,138,272	6.5%
Boston Partners(5) One Beacon Street, 30th floor, Boston, MA 02108	5,837,916	5.4%

(1)
Based on information set forth in the Schedule 13G/A filed with the SEC by The Vanguard Group on February 11, 2019 relating to Versum common stock as of December 31, 2018, and reporting sole voting power over 59,157 shares, shared voting power over 22,200 shares, sole dispositive power over 10,615,906 shares and shared dispositive power over 71,351 shares.

(2)
Based on information set forth in the Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 6, 2019 relating to Versum common stock as of December 31, 2018, and reporting sole voting power over 9,275,784 shares and sole dispositive power over 9,719,505 shares.

(3)
Based on information set forth in the Schedule 13G filed with the SEC jointly by State Farm Mutual Automobile Insurance Company and certain related entities on February 5, 2019 relating to Versum common stock as of December 31, 2018, and reporting sole voting and dispositive power over 7,696,550 shares.

(4)
Based on information set forth in the Schedule 13G/A filed with the SEC by Iridian Asset Management LLC on February 6, 2019 relating to Versum common stock as of December 31, 2018, and reporting shared voting power over 7,138,272 shares and shared dispositive power over 7,138,272 shares.

(5)
Based on information set forth in the Schedule 13G filed with the SEC by Boston Partners on February 14, 2019 relating to Versum common stock as of December 31, 2018, and reporting sole voting power over 4,613,325 shares, shared voting power over 5,406 shares and sole dispositive power over 5,837,917 shares.

Sch II-2

IMPORTANT
If your shares of Versum common stock are held in your own name, please use the GREEN proxy card to vote by Internet or telephone or sign, date and return the enclosed GREEN proxy card today. If your shares of Versum common stock are held through a broker, a bank or other nominee in “street-name,” only your broker, bank or other nominee can vote your shares and only upon receipt of your specific instructions. Please return the enclosed GREEN voting instruction form in the envelope provided or contact the person responsible for your account to ensure that a GREEN proxy card is voted on your behalf. If your broker, bank or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions to do so will be included on the enclosed GREEN voting instruction form.
We urge you not to sign or return any proxy card you may receive from Versum, even as a protest vote against the Proposed Entegris Transaction.
If you have any questions or require any assistance in voting your shares of Versum common stock, please contact:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll-Free: (800) 714-3312
Email: VSM@dfking.com

PROXY CARD YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 P.M. Eastern Time the day before the Special Meeting date. VOTE BY INTERNET www.fcrvote.com/VSM Use the Internet to transmit your voting instructions up until 11:59 p.m., ET, on the day before the Special Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. OR VOTE BY TELEPHONE 1-866-230-8413 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., ET, on the day before the Special Meeting date. Have your proxy card in hand when you call and then follow the instructions.OR VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: Merck KGaA, Darmstadt, Germany, c/o First Coast Results, Inc. PO Box 3672, Ponte Vedra Beach, FL 32004-9911 If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. CONTROL NUMBER r If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. l VERSUM MATERIALS, INC. MERCK KGAA, DARMSTADT, GERMANY STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” PROPOSALS 1, 2 AND 3. THE BOARD OF DIRECTORS OF VERSUM MATERIALS, INC. IS NOT SOLICITING THIS PROXY GREEN PROXY FOR AGAINST ABSTAIN 1. Adoption of the Agreement and Plan of Merger, dated as of January 27, 2019 (as it may be amended from time to time) (the “merger agreement”), by and between Versum Materials, Inc. (“Versum”) and Entegris, Inc. (“Entegris”), pursuant to which Versum will merge with and into Entegris, with Entegris surviving the merger.2. Approval, on a non-binding, advisory basis, of certain compensation that will or may be paid to Versum’s named executive officers in connection with the transactions contemplated by the merger agreement.3. Approval of the adjournment of the special meeting of Versum stockholders to solicit additional proxies if there are not sufficient votes at the time of the special meeting of Versum stockholders to approve the Versum merger agreement proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to Versum stockholders.0 0 00 0 0NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment or postponement thereof.YES NOPlease indicate if you plan to attend the special meeting: 0 0SignatureSignature (Capacity)DatePLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE If you have any questions, or require assistance with voting your shares please contact D.F. King & Co., Inc. at 212-269-5550 Continued and to be signed on the reverse side. If submitting a proxy by mail, please sign and date the card on reverse and fold and detach card at perforation before mailing. VERSUM MATERIALS, INC. Special Meeting of Stockholders April 26, 2019 9:00 a.m. MST THIS PROXY IS SOLICITED BY MERCK KGAA, DARMSTADT, GERMANY IN OPPOSITION TO THE PROPOSED ACQUISITION OF VERSUM MATERIALS, INC. BY ENTEGRIS, INC. GREEN PROXY The undersigned, a holder of record of shares of common stock, par value $1.00 per share (the “Shares”), of Versum Materials, Inc. (the “Company”) acknowledges receipt of the Proxy Statement of Merck KGaA, Darmstadt, Germany, dated March 22, 2019, and the undersigned revokes all prior proxies delivered in connection with the Special Meeting of stockholders of the Company to adopt the Agreement and Plan of Merger, dated as of January 27, 2019 (the “Entegris Merger Agreement”) by and between the Company and Entegris, Inc., and all other matters related to the Entegris Merger Agreement including those set forth below and appoints Edward McCarthy and Rose Brounts, or each of them, with full power of substitution, proxies for the undersigned to vote all Shares of the Company which the undersigned would be entitled to vote at the Special Meeting and any adjournments, postponements or reschedulings thereof, and instructs said proxies to vote as follows. EXCEPT AS PROVIDED HEREIN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATIONS ARE MADE AND YOU HAVE SIGNED AND DATED THIS PROXY CARD, THIS PROXY WILL BE VOTED “AGAINST” EACH OF THE PROPOSALS AT THE SPECIAL MEETING. SHOULD OTHER PROPOSALS BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THEIR DISCRETION ON THOSE MATTERS IF MERCK KGAA, DARMSTADT, GERMANY DOES NOT KNOW SUCH MATTERS ARE TO BE PRESENTED AT THE SPECIAL MEETING A REASONABLE TIME BEFORE MAKING OUR SOLICITATION, CONSISTENT WITH RULE 14A-4(C)(3) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THIS PROXY WILL REVOKE (OR BE USED BY THE PERSONS NAMED AS PROXIES TO REVOKE) ANY PRIOR PROXY DELIVERED IN CONNECTION WITH THE PROPOSALS LISTED BELOW TO THE EXTENT IT IS VOTED AT THE SPECIAL MEETING AS STIPULATED BELOW. BY EXECUTING THE GREEN CARD YOU ARE AUTHORIZING THE PERSONS NAMED AS PROXIES TO REVOKE ALL PRIOR PROXIES ON YOUR BEHALF. CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.